UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 6, 2012

THE DEWEY ELECTRONICS CORPORATION
 (Exact name of registrant as specified in its charter)

New York	0-2892	13-1803974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27 Muller Road Oakland, New Jersey	07436
(address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 337-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS

On December 6, 2012, at the Company’s annual meeting of shareholders, the following five directors were elected to serve for the ensuing year.  Set forth below are the number of votes cast for, or withheld with respect to, each such person (who were the Company’s nominees for directors):

Name	For	Withheld
John H.D. Dewey	603,445	140,624
James M. Link	602,445	141,624
John B. Rhodes	694,749	49,320
Nathaniel Roberts	694,632	49,437
Ronald Tassello	696,749	47,320

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date: December 10, 2012	By:	/s/ John H.D. Dewey
John H. D. Dewey
President and Chief Executive Officer

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